                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 July 22, 2003
                                 -------------

                          United Parcel Service, Inc.
                          ---------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                      001-15451                   58-2480149
-----------------                 ------------           ----------------------
 (State or other                  (Commission                (IRS Employer
   jurisdiction                   File Number)           Identification Number)
of incorporation)


       55 Glenlake Parkway, N.E.
            Atlanta, Georgia                                          30328
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(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (404) 828-6000
                                                           --------------


                                 Not applicable
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         (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         99.1            Press Release dated July 22, 2003.


Item 12.  Results of Operations and Financial Condition.

         On July 22, 2003, United Parcel Service, Inc. issued a press release containing information about the Company's results of operations for the quarter ended June 30, 2003. A copy of the press release is attached hereto as
Exhibit 99.1.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UNITED PARCEL SERVICE, INC.



Date:  July 29, 2003                   By:  /s/ D. Scott Davis
                                           ------------------------------------
                                           Name:  D. Scott Davis
                                           Title: Senior Vice President, Chief
                                           Financial Officer and Treasurer

                                 EXHIBIT INDEX

99.1              Press Release dated July 22, 2003.